As filed with the Securities and Exchange Commission on June 18, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica A. Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: April 30

Date of reporting period: May 1, 2018 – April 30, 2019

ITEM 1. REPORT TO STOCKHOLDERS.

MONONGAHELA ALL CAP VALUE FUND

Annual Report

April 30, 2019

MONONGAHELA ALL CAP VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
APRIL 30, 2019

Dear Shareholder,

We are pleased to offer the annual report for the Monongahela All Cap Value Fund (the “Fund”) for the time period from May 1, 2018 to April 30, 2019. For the year ending April 30, 2019, the Fund was up 9.72% while the S&P 500 Index was up 13.49% and the Russell 2000 Value Index was up 2.19%. Since our mid-year report on October 31, 2018, the Fund was up 9.40% while the S&P 500 Index was up 9.76% and the Russell 2000 Value Index was up 3.77%. Following the severe market decline in the 4th quarter of 2018, the Federal Reserve pivoted from a tightening mode late last year to a more dovish tone as the new year began. The long-running bull market was reignited and the Fund benefited from the broad equity market rally.

Generally Accepted Accounting Principles

With the US equity markets recently challenging record highs, it may seem like an odd time to discuss the rather dry topic of Generally Accepted Accounting Principles (GAAP). These principles are a set of rules governing corporate accounting and financial reporting in the United States. All publicly traded companies are required to follow GAAP principles and procedures. Over the last twenty years, there has been a growing tendency to use certain non-GAAP metrics to supplement standard financial reporting. While originally used by analysts internally for merger and private equity analysis, companies noticed and began supplementing their reports with customized metrics. In the purest form, adding information should increase transparency and be a net positive. It is now common for companies to report “adjusted earnings” along with GAAP earnings.

One of the strengths of GAAP accounting is that it allows for performance comparisons between companies and industries. With customized reporting, comparisons become more difficult. It is human nature for executives to emphasize good news and minimize bad news. Since companies calculate their own “adjusted numbers,” the potential for coloring the numbers is significant. Very real expenses like marketing cost, pension expense, stock grants, recurring acquisition cost and executive bonuses are sometimes excluded. There is not a uniform standard for non-GAAP reporting.

On March 9th, 2019, the current bull market turned ten years old. As the bull market has extended, the use of more aggressive accounting metrics has proliferated, and now the emphasis on adjusted earnings seems more commonplace than GAAP earnings. We cannot control the use of adjusted metrics nor can we predict when the bull market will end. We can, however, remain disciplined in our valuation process. In the end, we believe stocks will find the right valuations. We believe the use of strict and conservative accounting metrics will help us to manage risk, identify inflated pricing and help minimize the effects of the jarring corrections that will periodically occur.

Portfolio Additions

AbbVie (ABBV), a biopharmaceutical large cap, was spun-off from Abbott Labs in 2013. The company both develops and markets products focused on treating a variety of conditions such as chronic autoimmune diseases in rheumatology, gastroenterology and dermatology. Their portfolio of products addresses some of the world’s most complex and serious diseases.

As sales from AbbVie’s blockbuster rheumatoid arthritis treatment Humira begin to slow, management has continued to invest in research and development in rapidly evolving fields of oncology, immunology and neuroscience. The hallmark of both Abbott Labs and AbbVie is a commitment to research. From a high of $120 per share in February of 2018, AbbVie’s decline into the high 70s presented a value entry point. At that discounted level, AbbVie had a 5.4% dividend yield.

Neogen (NEOG) is an international food and animal safety company founded in 1982, which both produces and markets a variety of products. The Food Safety segment provides diagnostic test kits used to detect harmful natural toxins, bacteria, allergens and levels of general sanitation. The Animal Safety segment’s focus includes consumable products that are delivered to veterinarians and animal health product distributors; genetic identification service; as well as products to assist in the control of rodents and disease in and around agricultural, food production and other facilities.

Neogen, a growth stock within a strong growth sector gave us an opportunity to add a position in March at an average cost of $52.20, down from a high of $96 in the third calendar quarter of 2018. The company is debt free and was trading at a discount to our intrinsic value.

MONONGAHELA ALL CAP VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
APRIL 30, 2019

Other additions to the Fund in the final quarter of the year included Texas Instruments (TXN) in the Technology sector which designs and manufactures hardware globally; Waters Corp (WAT) which is in the Healthcare Sector and focuses on the design, manufacture and sales of electrical, analytical instruments; CB Financial Services (CBFV) which is in the Financial sector and is a bank holding company focused on residential, commercial and consumer loans in the southwest Pennsylvania.

Portfolio Deletions

II-VI, our largest technology holding, was liquidated in the six months ending April, 30, 2019. On November 9th, 2018, II-VI announced an acquisition of Finisar which would entail taking on more debt than our value style would allow. The metrics we use in our analysis suggest that the merger, implementation, debt exposure and uncertainties with China will create more risk than that with which we are comfortable.

Celgene is a global biopharmaceutical company engaged in the discovery, development and commercialization of therapies for the treatment of cancer and inflammatory diseases. The company has both commercial-stage products (Revlimid, Pomalyst/Imnovia, Otzela) as well as products in the clinical trial phase of development. The clinical trial drugs seek to impact the disease areas of hematology, solid tumors, inflammation and immunology. On April 12th, the Celgene board of directors announced that their shareholders had approved a merger of the company with Bristol-Myers Squibb. After reviewing the details of the offering, we decided to sell our Celgene.

Starbucks and Campbell Soup reached our target in the Consumer Discretionary / Staples sectors and were sold.

As the ten year bull market begins to show its age, strict adherence to conservative accounting principles combined with our value discipline will guide our portfolio management decisions.

Mark Rodgers	Michael C. Rodgers
Co-Manager	Co-Manager

IMPORTANT RISKS AND DISCLOSURES:

Mutual fund investing involves risk, including possible loss of principal. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on mutual fund investments. A value investing strategy involves the risk that undervalued securities may not appreciate as anticipated or will remain undervalued for long periods of time. Securities of micro-, small- and mid-capitalization companies may be more volatile and less liquid than those of large-cap companies due to limited resources or product lines and greater sensitivity to adverse economic conditions.

The views in this report were those of the Fund managers as of April 30, 2019, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

MONONGAHELA ALL CAP VALUE FUND

PERFORMANCE CHART AND ANALYSIS (Unaudited)
APRIL 30, 2019

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Monongahela All Cap Value Fund (the “Fund”) compared with the performance of the benchmarks, the S&P 500® Index (the “S&P 500”) and the Russell 2000® Value Index (the “Russell 2000 Value”), since inception. The S&P 500 is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The Russell 2000 Value measures the 2,000 smallest of the 3,000 largest U.S. Companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values. The total return of the indices includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $10,000 Investment

Monongahela All Cap Value Fund vs. S&P 500 Index vs. Russell 2000 Value Index

Average Annual Total Returns Periods Ended April 30, 2019	Six Month	One Year	Five Year	Since Inception 07/01/13
Monongahela All Cap Value Fund	9.40%	9.72%	9.27%	10.40%
S&P 500® Index	9.76%	13.49%	11.63%	13.16%
Russell 2000® Value Index	3.77%	2.19%	6.94%	8.55%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 3.38%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.85%, through September 1, 2019 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current Expense Cap and (ii) the Expense Cap in place at the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 60 days of purchase will be charged a 1.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (855) 392-9331.

MONONGAHELA ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2019

Shares	Security Description	Value
Common Stock - 88.2%
Communication Services - 0.7%
1,500	Meredith Corp.	$88,500

Consumer Discretionary - 12.4%
23,000	El Pollo Loco Holdings, Inc. (a)	293,940
2,500	Hasbro, Inc.	254,650
2,500	Tapestry, Inc.	80,675
5,000	Target Corp.	387,100
10,000	Williams-Sonoma, Inc.	571,700
		1,588,065
Consumer Staples - 15.7%
10,000	B&G Foods, Inc.	260,000
11,000	General Mills, Inc.	566,170
5,000	The Coca-Cola Co.	245,300
3,000	The Procter & Gamble Co.	319,440
10,000	United-Guardian, Inc.	190,100
6,000	Walgreens Boots Alliance, Inc.	321,420
2,500	Weis Markets, Inc.	105,125
		2,007,555
Energy - 0.7%
2,000	Schlumberger, Ltd.	85,360

Financials - 9.3%
3,000	American Express Co.	351,690
4,500	AXA Equitable Holdings, Inc.	102,105
3,000	CB Financial Services, Inc.	71,220
9,000	MetLife, Inc.	415,170
11,000	Old Republic International Corp.	245,960
		1,186,145
Health Care - 15.5%
4,000	AbbVie, Inc.	317,560
3,000	Eli Lilly & Co.	351,120
4,000	Gilead Sciences, Inc.	260,160
5,500	Hologic, Inc. (a)	255,090
2,000	Neogen Corp. (a)	121,320
3,000	PerkinElmer, Inc.	287,520
1,000	Teleflex, Inc.	286,180
500	Waters Corp. (a)	106,770
		1,985,720
Industrials - 15.5%
5,250	Emerson Electric Co.	372,698
6,500	Fortune Brands Home & Security, Inc.	343,070
5,000	Healthcare Services Group, Inc.	169,250
4,000	Hubbell, Inc.	510,400
10,000	Mueller Water Products, Inc., Class A	107,300
20,000	Pitney Bowes, Inc.	142,200
4,000	The Gorman-Rupp Co.	133,200
2,000	United Parcel Service, Inc., Class B	212,440
		1,990,558
Materials - 2.1%
4,750	Bemis Co., Inc.	272,745

Technology - 14.7%
6,500	Badger Meter, Inc.	360,620
8,000	Corning, Inc.	254,800
2,000	F5 Networks, Inc. (a)	313,800
1,000	International Business Machines Corp.	140,270
2,500	Lam Research Corp.	518,575
5,000	Seagate Technology PLC	241,600
500	Texas Instruments, Inc.	58,915
		1,888,580

Shares	Security Description	Value
Utilities - 1.6%
3,500	National Fuel Gas Co.	$207,235

Total Common Stock (Cost $9,800,064)		11,300,463
Money Market Fund - 11.4%
1,459,257	Dreyfus Treasury Prime Cash Management, Institutional Shares, 2.27% (b) (Cost $1,459,257)	1,459,257

Investments, at value - 99.6% (Cost $11,259,321)		$12,759,720
Other Assets & Liabilities, Net - 0.4%		44,939
Net Assets - 100.0%		$12,804,659

PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of April 30, 2019.

The following is a summary of the inputs used to value the Fund's investments as of April 30, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$11,300,463
Level 2 - Other Significant Observable Inputs	1,459,257
Level 3 - Significant Unobservable Inputs	–
Total	$12,759,720

The Level 1 value displayed in this table is Common Stock. The Level 2 value displayed in this table is a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each security by industry.

PORTFOLIO HOLDINGS (Unaudited)
% of Total Investments
Communication Services	0.7%
Consumer Discretionary	12.5%
Consumer Staples	15.7%
Energy	0.7%
Financials	9.3%
Health Care	15.6%
Industrials	15.6%
Materials	2.1%
Technology	14.8%
Utilities	1.6%
Money Market Fund	11.4%
100.0%

See Notes to Financial Statements.

MONONGAHELA ALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2019

ASSETS
Investments, at value (Cost $11,259,321)	$12,759,720
Receivables:
Fund shares sold	45,000
Dividends	21,598
From investment adviser	4,329
Prepaid expenses	4,489
Total Assets	12,835,136

LIABILITIES
Accrued Liabilities:
Trustees’ fees and expenses	25
Fund services fees	6,970
Other expenses	23,482
Total Liabilities	30,477

NET ASSETS	$12,804,659

COMPONENTS OF NET ASSETS
Paid-in capital	$11,084,478
Distributable earnings	1,720,181
NET ASSETS	$12,804,659

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	912,494

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$14.03

*	Shares redeemed or exchanged within 60 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.

MONONGAHELA ALL CAP VALUE FUND

STATEMENT OF OPERATIONS

YEAR ENDED APRIL 30, 2019

INVESTMENT INCOME
Dividend income	$319,585
Total Investment Income	319,585

EXPENSES
Investment adviser fees	84,579
Fund services fees	168,159
Custodian fees	5,000
Registration fees	8,120
Professional fees	33,989
Trustees' fees and expenses	2,981
Other expenses	19,468
Total Expenses	322,296
Fees waived and expenses reimbursed	(226,439)
Net Expenses	95,857

NET INVESTMENT INCOME	223,728

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	164,117
Net change in unrealized appreciation (depreciation) on investments	669,493
NET REALIZED AND UNREALIZED GAIN	833,610
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,057,338

See Notes to Financial Statements.

MONONGAHELA ALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended April 30,
	2019	2018
OPERATIONS
Net investment income	$223,728	$148,031
Net realized gain	164,117	928,961
Net change in unrealized appreciation (depreciation)	669,493	(319,824)
Increase in Net Assets Resulting from Operations	1,057,338	757,168

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid	(685,818)	(911,692)*

CAPITAL SHARE TRANSACTIONS
Sale of shares	2,006,294	1,597,093
Reinvestment of distributions	681,394	906,285
Redemption of shares	(395,778)	(152,697)
Redemption fees	148	–
Increase in Net Assets from Capital Share Transactions	2,292,058	2,350,681
Increase in Net Assets	2,663,578	2,196,157

NET ASSETS
Beginning of Year	10,141,081	7,944,924
End of Year	$12,804,659	$10,141,081 **

SHARE TRANSACTIONS
Sale of shares	145,061	113,085
Reinvestment of distributions	54,425	64,361
Redemption of shares	(29,690)	(10,437)
Increase in Shares	169,796	167,009

*	Distributions were the result of net investment income and net realized gain of $112,614 and $799,078, respectively, at April 30, 2018.

**	Includes undistributed net investment income of $61,008 at April 30, 2018. The requirement to disclose the corresponding amount as of April 30, 2019 was eliminated.

See Notes to Financial Statements.

MONONGAHELA ALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.

	For the Years Ended April 30,

	2019	2018	2017	2016	2015
NET ASSET VALUE, Beginning of Year	$13.65	$13.80	$11.44	$11.71	$11.25
INVESTMENT OPERATIONS
Net investment income (a)	0.28	0.23	0.17	0.13	0.08
Net realized and unrealized gain (loss)	0.93	1.09	2.46	(0.21)	0.59
Total from Investment Operations	1.21	1.32	2.63	(0.08)	0.67

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.26)	(0.17)	(0.16)	(0.10)	(0.07)
Net realized gain	(0.57)	(1.30)	(0.11)	(0.09)	(0.14)
Total Distributions to Shareholders	(0.83)	(1.47)	(0.27)	(0.19)	(0.21)

REDEMPTION FEES(a)	0.00 (b)	–	–	–	–
NET ASSET VALUE, End of Year	$14.03	$13.65	$13.80	$11.44	$11.71
TOTAL RETURN	9.72%	9.36%	23.18%	(0.59)%	6.01%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted)	$12,805	$10,141	$7,945	$5,698	$4,224
Ratios to Average Net Assets:
Net investment income	1.98%	1.63%	1.37%	1.20%	0.71%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses (c)	2.86%	3.36%	4.29%	5.49%	7.76%
PORTFOLIO TURNOVER RATE	37%	60%	51%	95%	71%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

MONONGAHELA ALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2019

Note 1. Organization

The Monongahela All Cap Value Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on July 1, 2013. The Fund seeks total return through long-term capital appreciation and income.

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Short-term investments that mature in sixty days or less will be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value (“NAV”) than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party

MONONGAHELA ALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2019

with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of April 30, 2019, for the Fund’s investments is included in the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of April 30, 2019, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statements of Changes in Net Assets.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Note 3. Fees and Expenses

Investment Adviser – Monongahela Capital Management (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 0.75% of the Fund’s average daily net assets.

MONONGAHELA ALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2019

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer of $31,000 for services to the Trust ($41,000 for the Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of- pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.85%, through September 1, 2019 (“Expense Cap”). Other Fund service providers have voluntarily agreed to waive a portion of their fees. The voluntary waivers may be changed or eliminated at any time. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. For the year ended April 30, 2019, fees waived and expenses reimbursed were as follows:

Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
$84,579	$56,860	$85,000	$226,439

The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current Expense Cap, or (ii) the Expense Cap in place at the time the fees/expenses were waived/reimbursed. As of April 30, 2019, $429,976 is subject to recapture by the Adviser. Other waivers are not eligible for recoupment.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, during the year ended April 30, 2019 were $4,622,046 and $4,001,451 respectively.

Note 6. Federal Income Tax

As of April 30, 2019, cost for federal income tax purposes is $11,284,133 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,809,576
Gross Unrealized Depreciation	(333,989)
Net Unrealized Appreciation	$1,475,587

MONONGAHELA ALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2019

Distributions paid during the fiscal year ended as noted were characterized for tax purposes as follows:

	2019	2018
Ordinary Income	$293,131	$234,333
Long-Term Capital Gain	392,687	677,359
	$685,818	$911,692

As of April 30, 2019, distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$62,314
Undistributed Long-Term Gain	182,280
Unrealized Appreciation	1,475,587
Total	$1,720,181

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

Note 7. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements. For example, ASU 2018-13 includes additional disclosures regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Early adoption is permitted and the Fund has adopted ASU 2018-13 within these financial statements.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification,” which includes: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These changes were effective November 5, 2018. These amendments are reflected in the Fund’s financial statements for the year ended April 30, 2019.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds
and the Shareholders of Monongahela All Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Monongahela All Cap Value Fund, a series of shares of beneficial interest in Forum Funds (the “Fund”), including the schedule of investments, as of April 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Forum Funds since 2009.

Philadelphia, Pennsylvania
June 17, 2019

MONONGAHELA ALL CAP VALUE FUND
ADDITIONAL INFORMATION (Unaudited)
APRIL 30, 2019

Investment Advisory Agreement Approval

At the March 27, 2019 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board’s behalf concerning the services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust’s administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was advised by Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Adviser, including information on the investment performance of the Fund and Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In addition, the Board recognized that the evaluation process with respect to the Adviser was an ongoing one and, in this regard, the Board considered information provided by the Adviser at regularly scheduled meetings during the past year.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from senior representatives of the Adviser and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers at the Adviser with principal responsibility for the Fund, as well as the investment philosophy and decision-making process of the Adviser and the capability and integrity of the Adviser’s senior management and staff.

The Board considered also the adequacy of the Adviser’s resources. The Board noted the Adviser’s representations that the firm is in stable financial condition, that the firm is able to meet its expense reimbursement obligations to the Fund, and that the Adviser has the operational capability and the necessary staffing and experience to continue providing high-quality investment advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, among other relevant factors, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board reviewed the performance of the Fund compared to its primary benchmark index, the S&P 500 Index. The Board observed that the Fund underperformed the primary benchmark index for the one- and five-year periods ended December 31, 2018, and for the period since the Fund’s inception on July 1, 2013, and outperformed the primary benchmark index for the three-year period ended December 31, 2018. The Board also observed that the Fund outperformed the Russell 2000 Value Index, the Fund’s secondary benchmark index, for the one-, three-, and five-year periods ended December 31, 2018 and for the period since the Fund’s inception on July 1, 2013. The Board noted the Adviser’s representation that the Fund’s performance relative to each benchmark index was reflective of the performance of the market as a whole based on market capitalization sizes. Specifically, the Board noted the Adviser’s representation that the Fund which was, on average, invested in middle capitalization stocks during the periods under review, underperformed the S&P 500 Index, which is composed of relatively larger capitalization stocks, whereas the Fund outperformed the Russell 2000 Value Index, which is composed of relatively smaller capitalization stocks.

MONONGAHELA ALL CAP VALUE FUND
ADDITIONAL INFORMATION (Unaudited)
APRIL 30, 2019

The Board also considered the Fund’s performance relative to an independent peer group of funds identified by Broadridge Financial Solutions, Inc. (“Broadridge”) as having characteristics similar to those of the Fund. The Board observed that, based on the information provided by Broadridge, the Fund outperformed the median of the Broadridge peers for the three- and five-year periods ended December 31, 2018 and the Fund’s performance matched the median for the one-year period ended December 31, 2018. The Board noted the Adviser’s representation that the Fund’s outperformance relative to the Broadridge peers could be attributed, in part, to the Fund’s stock selection and value style investment strategy. Based on the Adviser’s investment style and the foregoing performance information, among other factors, the Board determined that the Fund and its shareholders could benefit from the Adviser’s continued management of the Fund.

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expense ratios of the Fund’s Broadridge peer group. The Board noted that the Adviser’s actual advisory fee rate and actual total expense ratios were each lower than the median of the Broadridge peers. The Board further noted that the Adviser was currently waiving its entire advisory fee in an effort to keep the Fund’s expenses at levels believed by the Adviser to be attractive to new investors such that the Fund’s actual advisory fee rate and actual total expenses were each among the lowest in the Broadridge peer group. Based on the foregoing, and other relevant considerations, the Board concluded that the Adviser’s advisory fee rate charged to the Fund was reasonable.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund, as well as the Adviser’s discussion of the costs and profitability. The Board noted that the Adviser was currently waiving its entire advisory fee in an effort to keep Fund expenses at levels believed by the Adviser to be attractive to new investors and had committed to extending its contractual expense cap agreement through at least the duration of the Advisory Agreement. Based on these and other applicable considerations, the Board concluded that the Adviser’s profitability attributable to management of the Fund was reasonable.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the relatively low asset level of the Fund and concluded that economies of scale were not a material factor to consider in approving the continuation of the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that, aside from the complimentary offering that the Fund allows the Adviser to offer clients, among various advisory offerings, the Adviser does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the contractual fee under the advisory arrangement was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

MONONGAHELA ALL CAP VALUE FUND

ADDITIONAL INFORMATION (Unaudited)

APRIL 30, 2019

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (855) 392-9331 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (855) 392-9331 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 through April 30, 2019.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactoinal costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$1,094.00	$4.41	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 87.86% of its income dividend distributed as qualifying for the corporate dividends received deduction (DRD)

MONONGAHELA ALL CAP VALUE FUND

ADDITIONAL INFORMATION (Unaudited)

APRIL 30, 2019

and 93.01% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Code. The Fund also designates 25.58% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (855) 392-9331.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Trustee; Chairman of the Board	Since 2011 and Chairman since 2018	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee	Since 2018	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) since 2017; independent consultant providing interim CFO services, principally to non-profit organizations, 2011-2017; Chief Financial Officer, Institute of International Education (a NGO administering international educational exchange programs), 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. (an integrated media company), 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2018	Principal, Portland Global Advisors (a registered investment adviser), 1996-2010.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustees
Stacey E. Hong(1) Born: 1966	Trustee	Since 2018	President, Atlantic since 2008.	1	Trustee, Forum Funds II and U.S. Global Investors Funds
Jessica Chase(1) Born: 1970	Trustee	Since 2018	Senior Vice President, Atlantic since 2008.	1	None

(1)	Stacey E. Hong is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to his affiliation with Atlantic. Jessica Chase is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Atlantic and her role as President of the Trust.

MONONGAHELA ALL CAP VALUE FUND

ADDITIONAL INFORMATION (Unaudited)

APRIL 30, 2019

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008–2013.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008–2013.
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016.
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic, 2011-2013; Senior Analyst, Atlantic, 2008-2011.

MONONGAHELA ALL CAP VALUE FUND

FOR MORE INFORMATION:

P.O. Box 588
Portland, ME 04112
(855) 392-9331 (toll free)
mcmvalue.ta@atlanticfundservices.com

www.Moncapfund.com

INVESTMENT ADVISER

Monongahela Capital Management
223 Mercer Street
Harmony, PA 16037

TRANSFER AGENT

Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

211-ANR-0419

ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Forum Funds (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant’s Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 13(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that Mr. Mark Moyer is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines. Mr. Moyer is a non- “interested” Trustee (as defined in Section 2(a)(19) under the Investment Company Act of 1940, as amended (the “Act”)), and serves as Chairman of the Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $12,900  in 2018 and $13,400 in 2019.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2018 and $0 in 2019.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $3,000 in 2018 and $3,000 in 2019. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2018 and $0 in 2019.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”). In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2018 and $0 in 2019. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 13. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	June 17, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	June 17, 2019

By:	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date:	June 17, 2019